UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 19, 2005

WYETH

        (Exact name of registrant as specified in its charter)

Delaware	1-1225	13-2526821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Giralda Farms, Madison, N.J.		07940
(Address of principal executive offices)		(Zip Code)

        Registrant’s telephone number, including area code: 973-660-5000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 19, 2005, Wyeth amended the Wyeth Deferred Compensation Plan, the Wyeth Executive Retirement Plan, the Wyeth Supplemental Executive Retirement Plan, the Wyeth Supplemental Employee Savings Plan, the Wyeth Management Incentive Plan, the Wyeth Directors' Deferral Plan and the Wyeth 1994 Restricted Stock Plan for Non-Employee Directors in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the applicable transition rules related thereto. The amendments are attached hereto as exhibits and are incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1 Amendment to the Wyeth Deferred Compensation Plan.

10.2 Amendment to the Wyeth Executive Retirement Plan.

10.3 Amendment to the Wyeth Supplemental Executive Retirement Plan.

10.4 Amendment to the Wyeth Supplemental Employee Savings Plan.

10.5 Amendment to the Wyeth Management Incentive Plan.

10.6 Amendment to the Wyeth Directors' Deferral Plan.

10.7 Amendment to the Wyeth 1994 Restricted Stock Plan for Non-Employee Directors.

_______                _______               _______

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2005	WYETH
By: /s/ Mary Katherine Wold
Name: Mary Katherine Wold
Title: Senior Vice President
(Duly Authorized Signatory)

Exhibit Index

10.1 Amendment to the Wyeth Deferred Compensation Plan.

10.2 Amendment to the Wyeth Executive Retirement Plan.

10.3 Amendment to the Wyeth Supplemental Executive Retirement Plan.

10.4 Amendment to the Wyeth Supplemental Employee Savings Plan.

10.5 Amendment to the Wyeth Management Incentive Plan.

10.6 Amendment to the Wyeth Directors' Deferral Plan.

10.7 Amendment to the Wyeth 1994 Restricted Stock Plan for Non-Employee Directors.